UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 21, 2017

Date of report (Date of earliest event reported)

PIPER JAFFRAY COMPANIES

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 1000 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 303-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2017, Piper Jaffray Companies (the “Company”) announced that Timothy L. Carter, Treasurer of the Company, will assume the role of Chief Financial Officer, effective as of January 1, 2018.

Mr. Carter, 50, joined the Company’s accounting department in 1995. He was named Controller in 1999, and Chief Accounting Officer in 2006. He became Treasurer of the Company in 2008 with responsibilities for managing the treasury and financial planning and analysis functions of the Company. In 2010, he assumed additional responsibilities as Head of Financial Risk for managing the Company’s market and credit risk.

As Chief Financial Officer of the Company, Mr. Carter will continue to be eligible to participate in the Company’s standard annual and long-term executive compensation programs.

There are no family relationships between Mr. Carter and any other executive officer or director of the Company that require disclosure under Item 401(d) of Regulation S-K.  Mr. Carter is not a party to any transaction with any related person required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.                                        Regulation FD Disclosure.

On November 21, 2017, the Company issued a press release announcing the events discussed in Item 5.02 above, the text of which is furnished as Exhibit 99 hereto.  The information contained in this Item 7.01 and Exhibit 99 is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18 of the Exchange Act. Furthermore, the information contained in this Item 7.01 and Exhibit 99 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.            Financial Statements and Exhibits.

(d)         Exhibits.

99          Press Release dated November 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES

Date: November 21, 2017	By	/s/ John W. Geelan
John W. Geelan
General Counsel and Secretary